SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                           FORM 8-K

       Current Report Pursuant to Section 13 or 15(d) of
                  The Securities Act of 1934


               Date of Report:  AUGUST 21, 1997

CINCINNATI REGIONAL INITIATIVE, INC.
(Exact name of registrant as specified in its charter)

Commission File No.    0-21947

COLORADO                           84-1356379
(State or other jurisdiction       (I.R.S. Employer
of incorporation or                 Identification No.)
organization)


1739 Marquette Avenue
Cincinnati, Ohio 45230
______________________________________
Address of principal executive offices

Registrant's telephone number: (513)929-4900


Buffalo Capital II, Ltd.
7331 S. Meadow Court,
Boulder, CO  80301
_____________________________________________________________
(Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

(a) On August 21, 1997, a change in control of the registrant occurred. On that date, Golden Age Development Corporation, an Ohio corporation, purchased 935,000 shares of the registrant's common stock representing approximately 70.04% of its issued and outstanding stock.
In conjunction with the change of control all of the previously issued and outstanding Class A and Class B Warrants were cancelled and the Company changed its name to Cincinnati Regional Initiative, Inc.

The purchase was completed pursuant to the terms of a Stock Purchase Agreement dated August 14, 1997, between Golden Age Development Corporation, as Buyer, and Gary Joiner, Scott Olson, Grant Peck, and Dean Sessions as Sellers. Golden Age Development Corporation paid a total of $75,000 or approximately $0.0802 per share, for the 935,000 shares it acquired. The purchase price was paid in cash out of funds of Golden Age Development Corporation.

In conjunction with the change in control of the registrant, all prior officers and directors of the registrant resigned, and the following persons were appointed as successors:

Name                            Office(s)
Charles Schimpeler              CEO & Director
John Dyer                       President
Damon Lynch, Jr.                Director
Marvin Smith                    Director
Douglas C. Lach                 Director
Sara Gerhardt                   Secretary
Joyce Lach                      Treasurer

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibit 2 - Stock Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI REGIONAL INITIATIVE, INC.
(Registrant)

September 11, 1997
(Date)

/s/_________________________________
      John Dyer, President
(Signature)

              SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                           FORM 8-K

       Current Report Pursuant to Section 13 or 15(d) of
                  The Securities Act of 1934


               Date of Report:  AUGUST 21, 1997

CINCINNATI REGIONAL INITIATIVE, INC.
(Exact name of registrant as specified in its charter)

Commission File No.    333-33143

COLORADO                           84-1356379
(State or other jurisdiction       (I.R.S. Employer
of incorporation or                 Identification No.)
organization)


1739 Marquette Avenue
Cincinnati, Ohio 45230
______________________________________
Address of principal executive offices

Registrant's telephone number: (513)929-4900

                       LIST OF EXHIBITS

Item No.                  Document
7-2                       Stock Purchase Agreement
/TABLE

EXHIBIT (2) --- STOCK PURCHASE AGREEMENT

      Agreement dated as of August 14, 1997, among Golden Age Development Corporation, an Ohio corporation, having an address at 1739 Marquette Avenue, Cincinnati, Ohio 45230 (hereinafter referred to as the "Buyer"), and Gary Joiner, Scott Olson, Grant Peck, and Dean Sessions each having an address at 4750 Table Mesa Drive, Boulder, Colorado 80303-5500 (hereinafter collectively referred to as the "Sellers"), and Buffalo Capital II, Ltd., a Colorado corporation, having an address at 7331 S. Meadow Court, Boulder, Colorado 80301
(hereinafter referred to as the "Company").

      This Agreement sets forth the terms and conditions upon which the Sellers are today selling to the Buyer, and the Buyer is today purchasing from the Sellers 935,000 shares of the issued and outstanding common stock of the Company, representing approximately 70.04% thereof (hereinafter referred to as the "Shares"), and 4,347,000 of the issued and outstanding Class A Warrants and 2,173,000 Class B
Warrants representing approximately 90.00% thereof (hereinafter referred to as the "Warrants").

      In Consideration of the mutual agreements contained herein, the parties hereby agree as follows:

                    I.  SALE OF THE SHARES

             1.01 Shares being Sold. Subject to the terms and conditions of this Agreement, the Sellers are selling, assigning and delivering the Shares to the Buyer at the closing provided for in Section
1.03 hereof (the "Closing"), free and clear of all liens, charges, or encumbrances of whatsoever nature.

             1.02 Consideration. $5,000 was paid as an earnest money deposit upon execution of a Letter of Intent, of which $3,500 (which amount is intended to reimburse Seller for legal fees, accounting fees, and other expenses incurred in conjunction with preparation of this Agreement and other matters related to the transaction) shall be non-refundable in the event that Seller fully performs under this Agreement and Buyer elects not to proceed with the transaction described herein. A balance of $70,000 shall be paid at the Closing, in certified funds, official bank check or wired funds.

             1.03 Closing. The Closing of the transactions provided for in Section 1.04 and 1.05 shall take place at 4750 Table Mesa Drive, Boulder, Colorado 80303 at 10:00 A.M. on August 21, 1997, or at such other date as the parties may mutually agree in writing.

             1.04 Delivery by the Sellers. At the Closing, the Seller will deliver to the Buyer (i) certificates representing the Shares, endorsed in blank with signature guaranteed and otherwise in form acceptable for transfer on the books of the Company, with all necessary transfer tax stamps attached, (ii) certificates representing the Warrants, endorsed in blank with signature guaranteed and otherwise in form acceptable for transfer on the books of the Company, with all necessary transfer tax stamps attached, and (iii) all contracts, books and records of the Company not previously delivered.

             1.05 Delivery by the Buyer. At the Closing the Buyer will deliver to the Seller the payment provided for in Section 1.02 hereof.

                  II.  RELATED TRANSACTIONS.

             2.01 Finder. Sellers and Buyer acknowledge that there were no finders with respect to the transaction contemplated herein.

             2.02  Expenses of the Transaction.  At the Closing,
Buyer shall reimburse Seller for legal fees, accounting fees and other expenses incurred in completing the transaction described herein, in an amount not to exceed Five Thousand Dollars ($5,000.00). Except as specifically provided for herein, each party is responsible for paying all expenses of the transaction incurred by it, including but not limited to filing fees, legal fees, accounting fees, escrow agent fees, printing expenses, certificate engraving fees and transfer agent fees.

             2.03 Resignations. At the Closing, all of the current directors and officers of the Company shall deliver their resignations after having elected all designees of the Buyer.

             2.04 Purpose of Transaction. Buyer is purchasing the Shares in order to acquire a controlling interest in the Company prior to the transfer of certain assets to the Company or completion of a merger transaction involving the Company. Accordingly, as soon as reasonably practical (estimated to be no more than 60 days) after the Closing, a reorganization and/or asset purchase shall be completed pursuant to which the Company shall acquire substantial assets through completion of a spin-off, or other reorganization transaction, or another entity shall merge with and into the Company or transfer substantially all of its assets to the Company. Following completion of the reorganization transaction, the Company will then have gross assets of not less than $4,327,000, net assets of not less than $3,600,000, and a total of not more than 7,740,000 shares issued and outstanding. The reorganization or asset purchase agreement shall contain reasonable anti-dilution protection for the current shareholders of the Company. Accordingly, it shall provide that other than shares issued in the merger transaction described above, shares issued upon exercise of the outstanding warrants, and shares issued for consideration of not less than $3.00 per share, no additional shares of the Company shall be issued prior to August 31, 1998. In addition, the reorganization or asset purchase agreement shall provide that no reverse stock split or other form of reorganization shall be authorized or completed, either as part of the reorganization or asset purchase transaction or for a period of twelve months thereafter, which would have the effect of causing any portion of the currently outstanding shares of the Company to be reduced to a smaller number.

          III.  REPRESENTATIONS AND WARRANTIES BY THE
SELLERS.

      The Sellers hereby jointly and severally represent and warrant as follows:

             3.01  Organization, Capitalization, etc.

                   (a)    The Company is a corporation duly
organized, validly existing, and in good standing under the laws of the State of Colorado, and is qualified in no other state.

                   (b)    The authorized capital stock of the
Company consists of 100,000,000 shares of common stock of which 1,335,000 shares are validly issued and outstanding, fully paid and non-assessable, and 10,000,000 shares of preferred stock, of which no shares are issued and outstanding. In addition, the Company currently has 4,830,000 Class A Warrants to purchase shares at $2.00 per share, issued and outstanding, and 2,415,500 Class B Warrants to purchase shares at $4.00 per share, issued and outstanding. All of the shares owned by the Sellers and all of the Warrants are owned free and clear of any liens, claims, options, charges, or encumbrances of whatsoever nature. The Sellers have the unqualified right to sell, assign, and deliver the Shares and the Warrants, and, upon consummation of the transactions contemplated by this Agreement, the Buyer will acquire good and valid title to the Shares and the Warrants, free and clear of all liens, claims, options, charges, and encumbrances of whatsoever nature. Other than the Warrants, there are no outstanding options or other agreements of any nature whatsoever relating to the issuance by the Company of any shares of its capital stock. Buyer acknowledges that included as part of the issued and outstanding shares of the Company are 1,200,000 shares of stock issued pursuant to a registration statement on Form S-8 filed with the Securities and Exchange Commission. Such shares are unrestricted securities and are currently available for resale without regard to the limitations and restrictions imposed by Rule 144.
All of the Shares to be acquired by Buyer shall constitute unrestricted securities.

             3.02 Authority; No Violation. The execution and delivery of this Agreement by the Sellers and the Company and the consummation by them of the transactions contemplated hereby have been duly authorized. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or default under any term or provision of the Certificate of Incorporation or bylaws of the Company, or of any contract, commitment, indenture, other agreement or restriction of any kind or character to which the Company or any of the Sellers is a party or by which the Company or any of the Sellers is bound.

             3.03 Financial Statements. The Sellers have delivered to the Buyer audited financial statements of the Company for the period ending May 31, 1997, and which are attached to the Company's First Amended Form 10-SB filed with the Securities and Exchange
Commission (the "Commission"). All such financial statements are true and correct, and a fair and accurate presentation of the financial condition and assets and liabilities (whether accrued, absolute, contingent, or otherwise) of the Company as of the date thereof in accordance with generally accepted principals of accounting applied on a consistent basis. The Company, prior to the Closing, may transfer any and all assets on the books of the Company at May 31, 1997.

             3.04 Tax Returns. The Company has duly filed all tax reports and returns required to be filed by it and has fully paid all taxes and other charges claimed to be due from it by federal, state, or local taxing authorities (including without limitation those due in respect of its properties, income, franchises, licenses, sales, and payrolls); there are no liens upon any of the Company's property or assets; there are not now any pending questions relating to, or claims asserted for, taxes or assessments asserted against the Company.

             3.05 Undisclosed Liabilities. Except to the extent reflected or reserved against in the May 31, 1997 balance sheet of the Company, included as part of its First Amended Form 10-SB, the Company, as of such date, had no liabilities or obligations of any nature, whether absolute, accrued, contingent, or otherwise and whether due or to become due. Further, the Sellers do not know or have any reasonable ground to know of any basis for the assertion against the Company of any liability or obligation of any nature or in any amount not fully reflected or reserved against in the May 31, 1997 balance sheet.

             3.06 Absence of Certain Changes. The Company has not since May 31, 1997, and as of the Closing will not have:

                   (a)    Suffered any material adverse change in
financial condition, assets, liabilities, business, or prospects;

                   (b)    Incurred any additional obligations or
liabilities (whether absolute, accrued, contingent, or otherwise) which it either has not previously satisfied or will not satisfy at or before Closing;

                   (c) Paid any claim or discharged or satisfied any lien or encumbrance or paid or satisfied any liability (whether absolute, accrued, contingent, or otherwise) other than liabilities shown or reflected in the Company's May 31, 1997 balance sheet or liabilities incurred since May 31, 1997, in the ordinary course of business and consistent with past practices;

                   (d) Declared, paid, or set aside for payment to its stockholders any dividend or other distribution in respect of its capital stock or redeemed or purchased or otherwise acquired any of its capital stock or any options relating thereto or agreed to take any such action;
or

                   (e)    Made any material change in any method
of accounting or accounting practice.

             3.07 Litigation. There are no actions, proceedings, or investigations pending or, to the knowledge of the Company or the Sellers, threatened against the Company, and neither the Company nor the Sellers know or have any reason to know of any basis for any such action, proceedings, or investigation. There is no event or condition of any kind or character pertaining to the business, assets, or prospects of the Company that may materially and adversely affect such business, assets or prospects.

             3.08 Disclosure. The Sellers have disclosed to the Buyer all facts material to the assets, prospects, and business of the Company. No representation or warranty by the Sellers contained in this Agreement, and no statement contained in any instrument, list, certificate, or writing furnished to the Buyer pursuant to the provisions hereof or in connection with the transaction contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading or necessary in order to provide a prospective purchaser of the business of the Company with proper information as to the Company and its affairs.

             3.09 SEC Filings. The company has filed on a timely basis all reports required to be filed with the Securities and Exchange Commission. In the event any amendments must be filed with the Commission as a result of this Agreement and transfer of shares from the Seller to the Buyer, the Buyer agrees to assume and pay all costs and expenses incurred in connection therewith, including but not limited to legal and accounting fees.

       IV.  REPRESENTATIONS AND WARRANTIES BY THE BUYER.

      The Buyer hereby represents and warrants as follows:

             4.01 Organization, etc. The Buyer is a corporation organized under the laws of the State of Ohio.

             4.02 Authority; No Violation. The execution and delivery of this Agreement by the Buyer and the consummation by the Buyer of the transactions contemplated hereby have been duly authorized. Neither the execution nor the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will constitute a violation of Ohio law or the law of any other state.

             4.03  Representations Regarding the Acquisition of the
Shares.

                   (a)    THE UNDERSIGNED BUYER
UNDERSTANDS THAT THE SHARES AND WARRANTS HAVE
NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED
STATES SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES AGENCIES;

                   (b)    The Buyer is not an underwriter and is
acquiring the Seller's Shares solely for investment and not with a view to, or for, resale in connection with any distribution within the meaning of the federal securities act, the state securities acts or any other applicable state securities acts;

                   (c)    The Buyer understands the speculative
nature and risks of investments associated with the Company and confirms that the Shares are suitable and consistent with its investment program and that its financial position enables it to bear the risk of the investment, and that there may not be any public market for the Shares purchased herein;

                   (d) To the extent that any federal, and/or state securities laws shall require, the Buyer hereby agrees that any Shares acquired pursuant to this Agreement shall be without preference as to assets;

                   (e)    Neither the Company nor the Sellers is
under an obligation to register or seek an exemption under any federal and/or state securities acts for any sale or transfer of the Shares by the Buyer subsequent to the completion of the transaction described herein, and Buyer is solely responsible for determining the status, in its hands, of the shares acquired in the transaction and the availability, if required, of exemptions from registration for purposes of sale or transfer of the Shares;

                   (f) The Buyer has had the opportunity to ask questions of the Company and the Sellers and receive additional information from the Company and the Sellers to the extent that the Company and the Sellers possessed such information, or could acquire it without unreasonable effort or expense necessary to evaluate the merits and risks of any investment in the Company. Further, the Buyer has been given: (1) All material books and records of the Company; (2) all material contracts and documents relating to the proposed transaction; (3) all filings made with the SEC; and, (4) an opportunity to question the Sellers and the appropriate executive officers.

       V. SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION.

             5.01 Survival of Representations. All representations, warranties, and agreements made by any party in this Agreement or pursuant hereto shall survive the execution and delivery hereof and any investigation at any time made by or on behalf of any party.

             5.02 Seller's Indemnification. The Sellers, jointly and severally, agree to indemnify the Buyer and hold it harmless from and in respect of any assessment, loss, damage, liability, cost, and expense (including, without limitation, interest, penalties, and reasonable attorneys' fees), imposed upon or incurred by the Buyer resulting from a breach of any agreement, representation, or warranty of the Sellers. Assertion by the Buyer of its right to indemnification under this Section
5.02 shall not preclude the assertion by the Buyer of any other rights or the seeking of any other remedies against the Sellers.

             5.03 Buyer's Indemnification. The Buyer agrees to indemnify the Sellers and hold them harmless from and in respect of any assessment, loss, damage, liability, cost, and expense (including, without limitation, interest, penalties, and reasonable attorneys' fees), imposed upon or incurred by the Sellers resulting from a breach of any agreement, representation, or warranty of the Buyer contained herein.

             VI.  ADDITIONAL CONDITIONS TO CLOSING

             6.01 Buyer's Obligation to Close. Buyer shall not be obligated to close this transaction unless:

                   (a) Buyer is satisfied with the condition of the Company following a due diligence review of the books, records, business and affairs of the Company. The Company agrees to provide Buyer and its agents complete access to all of the Company's books, records and personnel for purposes of conducting Buyer's investigation.

                   (b) There are no material liabilities on the books of the Company, other than as disclosed in the Company's audited financial statements for May 31, 1997, and there are no undisclosed or contingent liabilities.

                   (c)    There have been no changes in the
Company's business or capitalization between the date of signing this Agreement and the date of Closing, other than as required herein.

                   (d) The Company has completed and filed all documentation, reports, schedules and other information necessary to bring the Company into compliance with the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934.

             6.02 Sellers' Obligation to Close. Seller shall not be obligated to close this transaction unless:

                   (a) Sellers are satisfied with the condition of the Buyer and of its plan for completion of a merger or reorganization transaction involving the Company following a due diligence review of the books, records, business and affairs of the Buyer and its proposed business plan.

                      VII.  MISCELLANEOUS

             7.01 Expenses. Except as provided in Section 2.02 hereof, all fees and expenses incurred by the Sellers and the Company in connection with the transactions contemplated by this Agreement shall be borne by the Sellers and all fees and expenses incurred by the Buyer in connection with the transactions contemplated by this Agreement shall be borne by the Buyer.

             7.02 Further Assurances. From time to time, at the Buyer's request and without further consideration, the Sellers, at their own expense, will execute and transfer such documents and will take such action as the Buyer may reasonably request in order to effectively consummate the transactions herein contemplated.

             7.03 Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the prospective heirs, beneficiaries, representatives, successors, and assigns of the parties hereto.

             7.04 Prior Agreements; Amendments. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof. This Agreement may be amended only by a written instrument duly executed by the parties hereto or their respective successors or assigns.

             7.05 Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement.

             7.06 Confidentiality. Each party hereby agrees that all information provided by the other party and identified as "confidential" will be treated as such, and the receiving party shall not make any use of such information other than with respect to this Agreement. If the Agreement shall be terminated, each party shall return to the other all such confidential information in their possession, or will certify to the other party that all of such confidential information that has not been returned has been destroyed.

             7.07 Notices. All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed (registered or certified mail, postage prepaid, return receipt requested) as follows:

If to the Sellers:

Mr. Gary S. Joiner, Esq.
Frascona, Joiner & Goodman, P.C.
4750 Table Mesa Drive
Boulder, Colorado 80303

If to the Buyer:

D. C. Lach, CEO & Chairman of the Board
Golden Age Development Corporation
1739 Marquette Avenue
Cincinnati, OH  45230

             7.08 Agent. Each of the Sellers, individually, shall have full authority to execute all documents and receive funds on behalf of the other Sellers, individually. Further, Sellers have authorized and directed Gary S. Joiner to act as their agent in connection with the disbursement of the monies set forth above and direct the buyer to issue its check and deliver said funds to him as their agent.

             7.09 Effect. In the event any portion of this Agreement is deemed to be null and void under any state or federal law, all other portions and provisions not deemed void or voidable shall be given full force and effect.

             7.10 Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Sellers and the Buyer, on the date first above written.

BUYER - GOLDEN AGE DEVELOPMENT CORPORATION

By:   /s/
D. C. Lach, CEO & Chairman of the Board


SELLERS:

/s/
Gary S. Joiner
/s/
Scott Olson
/s/
Grant Peck
/s/
Dean Sessions




COMPANY - BUFFALO CAPITAL II, LTD.,
a Colorado corporation


By:   /s/
      Grant W. Peck, President
Attest: /s/
      Dean F. Sessions, Secretary